UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

612 Paddock Lane

Libertyville, Illinois                      60048

(Address of principal executive offices)

(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

612 Paddock Lane

Libertyville, Illinois 60048

(Name and address of agent for service)

Registrant's telephone number, including area code: (847) 573-0365

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

ANNUAL REPORT

MARCH 31, 2007

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

FORESTER VALUE FUND

Letter to Shareholders

Dear Fellow Shareholder:

The Forester Value Fund celebrates its seventh consecutive positive year.  Given where stocks went in 2002, 2001 and 2000, that is an enviable record.  For the year ended March 31, 2007, the Value Fund returned 3.7% versus 11.8% for the S&P 500.  Since inception, the Value Fund has returned 6.0% annualized while the S&P 500 has returned 2.3% annualized.  The returns were due to strong stock selection, but were held back by hedging costs.

The Fund generally buys stocks with exceptional appreciation potential, due to the stock's price being significantly below the intrinsic value of the company.  The Fund views these stocks as bargain stocks.

VF Corp is largely known for its Lee and Wrangler jeans.  However it also owns several other brands such as North Face and Nautica.  While once the stock was driven by its slower growing jeans lines, it is now seeing explosive growth from its North Face line.   The stock started the fiscal year at $57 and ended at $82.62, for a 45% return.  We expect continued strong growth from VF and continue to hold the stock.

Kroger was an unloved, slower growing grocer.  It was fighting high transportation costs due to oil prices and strong competition.  The competition kept them from passing on the higher costs.  However all competitors are now seeing pricing power and passing along costs.  Also there has been a shift in consumer tastes for food.  Consumers are now preferring higher margin “fresh foods” and organic foods.  Kroger has been able to capitalize on these trends and boost its earnings growth rate.  Kroger was about $15 when we first started buying the stock.  It was around $20 at the beginning of the fiscal year and ended at over $28 for an almost 40% return over the fiscal year.

McDonald’s was in the midst of a turnaround when we first began buying the stock.  It changed its coffee to a premium blend and added healthy salad items to its menu.  These changes have driven strong same store sales growth throughout its system.  McDonald’s is also benefitting from the appreciation of foreign currencies which increase the value of its broad foreign earnings. McDonalds returned over 30% last fiscal year.

Hedging costs held back the performance of the fund over the past fiscal year.  We only hedge when we have concerns about future economic fundamentals.  If these concerns are realized, the hedges help keep the Fund from dropping as much as the market.  If the concerns do not come to pass in the short term, the hedges are a cost.

We will continue buying good stocks with exceptional appreciation potential.  However, the concerns we had last year are being seen now.  The housing boom which kept us from a nasty recession in 2002-2003 is now a housing bust, with home prices falling for the first time since the Depression.  Home Depot, Lowe’s and furniture stores are seeing their earnings drop.  Mortgage foreclosures are up.  While we do not know if the difficulties being felt in the real estate sector will spread to the rest of the economy, we are keeping a sharp eye on it.  Alan Greenspan puts the odds of a recession at one in three.  At times like this we hedge, trying to limit downside to the fund.  We believe that we are well positioned for this environment.

Thank you for investing with us.

Best wishes,

Thomas H. Forester, President

FORESTER FUNDS

THE FORESTER VALUE FUND RETURNS

SINCE

FUND/INDEX

1-YEAR

3-YEAR

INCEPTION

Forester Value Fund

3.65%

9.77%

5.99%

S&P 500 Stock Index

11.84%

10.06%

2.30%

Growth of $10,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
Mar-99
Mar-00
Mar-01
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Value
S&P 500

The chart assumes an initial gross investment of $10,000 made on 9/10/99 (inception).

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE THE FORESTER VALUE FUND

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Forester Value Fund
	Schedule of Investments
	March 31, 2007

Shares		Value

COMMON STOCKS - 75.00%

Bottled & Canned Soft Drinks - 3.28%
5,900	Coca Cola Enterprises, Inc.	$ 119,475

Canned, Frozen & Preserved Fruit, & Food Specialties - 2.43%
1,880	Heinz H.J. Co.	88,585

Commercial Banks, NEC - 3.20%
2,280	Citigroup, Inc.	117,055

Crude Petroleum & Natural Gas - 2.34%
1,200	EOG Resources, Inc.	85,608

Fire, Marine & Casualty Insurance - 7.38%
1,860	American International Group, Inc.	125,029
2,800	Travelers, Inc.	144,956
		269,985
Food And Kindred Products - 4.17%
2,320	Sara Lee Corp.	39,254
1,290	Altria Group, Inc.	113,275
		152,529
Gas & Other Services Combined - 1.50%
900	Sempra Energy	54,909

Men's & Boys' Furnishings, Work Clothing & Allied Garment - 2.03%
900	V.F. Corp.	74,358

National Commercial Banks - 6.43%
2,810	Bank Of America Corp.	143,366
1,670	Wachovia Corp.	91,934
		235,300
Natural Gas Transmission - 2.29%
5,800	El Paso Corporation	83,926

Petroleum Refining - 4.56%
1,250	Chevron Corp.	92,450
1,090	Conocophillips	74,502
		166,952
Pharmaceutical Preparations - 10.37%
5,060	Pfizer, Inc.	127,816
1,900	Johnson & Johnson	114,494
2,740	Wyeth	137,082
		379,392
Plastic Materials, Synthetic Resin & Nonvulcan Elastomers - 1.25%
1,000	Dow Chemical Co. DE	45,860

Public Building & Related Furniture - 2.59%
1,000	Johnson Controls, Inc.	94,620

Radiotelephone Communications - 2.38%
980	Dominion Resources, Inc.	86,995

Railroads, Line-Haul Operating - 1.38%
1,000	Norfolk Southern Corp.	50,600

Retail-Department Stores - 1.80%
800	J.C. Penney Corp., Inc.	65,728

Retail-Eating Places - 3.33%
2,700	McDonald's Corp.	121,635

Retail-Family Clothing Stores - 1.18%
2,500	Gap, Inc.	43,025

Retail-Grocery Stores - 3.04%
3,930	Kroger Co.	111,023

Retail-Variety Stores - 1.28%
1,000	Wal-Mart Stores, Inc.	46,950

Ship & Boat Building & Repairing - 2.82%
1,350	General Dynamics Corp.	103,140

Telephone Communications - 1.40%
2,700	Sprint Nextel Corp.	51,192

Wholesale-Drugs, Proprietaries - 2.57%
1,290	Cardinal Health, Inc.	94,105

TOTAL FOR COMMON STOCKS (Cost $2,351,476) - 75.00%		$ 2,742,947

PUT OPTIONS

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	S&P 100 Index
4,000	June 2007 Put @ 640.00	$ 44,000

	S&P 100 Index
4,000	December 2007 Put @ 640.00	85,600

	Total (Premiums Paid $90,971) - 3.54%	$ 129,600

SHORT TERM INVESTMENTS - 21.38%
782,011	Huntington Money Market Fund IV 4.53% ** (Cost $782,011)	782,011

TOTAL INVESTMENTS (Cost $3,224,458) - 99.92%		$ 3,654,558

OTHER ASSETS LESS LIABILITIES - 0.08%		2,920

NET ASSETS - 100.00%		$ 3,657,478

** Variable rate security; the coupon rate shown represents the yield at March 31, 2007.
The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Assets and Liabilities
March 31, 2007

Assets:
Investments, at Value (Cost $3,224,458)	$ 3,654,558
Cash	1,000
Receivables:
Dividends and Interest	6,091
Total Assets	3,661,649
Liabilities:
Accrued Management Fees	4,171
Total Liabilities	4,171
Net Assets	$ 3,657,478

Net Assets Consist of:
Paid In Capital	$ 3,473,749
Accumulated Undistributed Net Investment Income	38,941
Accumulated Undistributed Realized Loss on Investments	(285,312)
Unrealized Appreciation in Value of Investments	430,100
Net Assets, for 315,427 Shares Outstanding (no par value)	$ 3,657,478

Net Assets Value Per Share	$ 11.60

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Operations
For the year ended March 31, 2007

Investment Income:
Dividends	$ 63,838
Interest	38,911
Total Investment Income	102,749

Expenses:
Advisory Fees (Note 2)	49,897
Total Expenses	49,897

Net Investment Income	52,852

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on:
Investments	(139,942)
Options	(110,202)
Net Change in Unrealized Appreciation on Investments	322,262
Realized and Unrealized Gain (Loss) on Investments	72,118

Net Increase in Net Assets resulting from Operations	$ 124,970

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statements of Changes in Net Assets

	For the Years
	Ended
	3/31/2007	3/31/2006
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 52,852	$ 21,299
Net Realized Gain (Loss) on Investments	(139,942)	7,377
Net Realized Loss on Options	(110,202)	(40,483)
Unrealized Appreciation on Investments	322,262	106,280
Net Increase in Net Assets Resulting from Operations	124,970	94,473

Distributions from Net Investment Income	(23,629)	(13,070)

Capital Share Transactions (Note 6)	531,477	2,565,069

Total Increase	632,818	2,646,472

Net Assets:
Beginning of Year	3,024,660	378,188

End of Year	$ 3,657,478	$ 3,024,660
(Including Undistributed Net Investment Income of $38,941 for 3/31/07 and $9,719 for 3/31/06)

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	3/31/2007	3/31/2006	3/31/2005	3/31/2004	3/31/2003

Net Asset Value, at Beginning of Year	$ 11.26	$ 10.91	$ 10.01	$ 10.02	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.16	0.12	0.11	0.03	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	0.25	0.30	2.21	(0.01)	0.48
Total from Investment Operations	0.41	0.42	2.32	0.02	0.57

Less Distributions:
From Net Investment Income	(0.07)	(0.07)	(1.42)	(0.03)	(0.55)

Net Asset Value, at End of Year	$ 11.60	$ 11.26	$ 10.91	$ 10.01	$ 10.02

Total Return **	3.65%	3.81%	23.18%	0.24%	5.74%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 3,657	$ 3,025	$ 378	$ 59	$ 108
Ratio of Expenses to Average Net Assets
Before Waivers	1.35%	1.35%	1.37%	34.65%	19.61%
After Waivers	1.35%	1.35%	0.27%	0.00%	0.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.43%	1.07%	1.97%	0.30%	0.86%
Portfolio Turnover	64.98%	24.04%	243.00%	0.00%	103.00%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares:   The Forester Value Fund and The Forester Discovery Fund. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund").  The Fund commenced operations on September 10, 1999.

The objective of the Fund is to seek long-term growth of capital.

SECURITY VALUATION

Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:00 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System.   Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market.   Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders.

CAPITAL LOSS CARRYFORWARDS

As of March 31, 2007, the Fund has federal income tax capital loss carryforwards of approximately $285,000 of which $2,000 expires in 2013, $33,000 expires in 2014, and $250,000 expires in 2015. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold).   Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

USE OF ESTIMATES IN FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

SHORT SALES:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING:  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

2.) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

For the year ended March 31, 2007, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space and certain

administrative services, and personnel needed by the Fund.   As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.35% (1.00% for asset management and 0.35% for other administrative services) based upon the average daily net assets of the Fund.   For the year ended March 31, 2007, the Advisor received advisory fees of $49,897.  The Fund owes the Advisor $4,171 as of March 31, 2007.

DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to which the Fund may pay broker-dealers for distributing shares of the Fund.   This expense is limited to 1/4 of 1% of the Fund's average net assets.   For the year ended March 31, 2007, no such reimbursements were made.

Thomas Forester is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

3.) PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2007 purchases and sales of investment securities (excluding short-term securities) were $1,811,567 and $1,783,690.  At March 31, 2007 the gross unrealized appreciation for all securities totaled $450,155 and the gross unrealized depreciation for all securities totaled $20,055 for a net unrealized appreciation of $430,100.

For Federal income tax purposes, the cost of investments owned at March 31, 2007 was $3,224,458.

4.) PUT & CALL OPTIONS PURCHASED

As of March 31, 2007 the Fund had put options valued at $129,600.

Transactions in call and put options purchased during the year ended March 31, 2007 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at March 31,2006	55	$158,735
Options purchased	1,240	954,316
Options written	-	-
Options exercised	-	-
Options expired	(440)	(193,501)
Options terminated in closing purchase transaction	(775)	(828,579)
Options outstanding at March 31, 2007	80	$ 90,971

5.) DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended March 31, 2007 and 2006 were as follows:

	March 31, 2007	March 31, 2006
Ordinary income	$23,629	$13,070

As of March 31, 2007 the components of distributable earnings on a tax basis were

  $ 38,941 of undistributed ordinary income

($285,312) of realized losses

 $430,100 of unrealized appreciation.

6.) CAPITAL SHARE TRANSACTIONS

As of March 31, 2007 there were 500,000,000 shares of capital stock with a par value of $.001 authorized. The total paid in capital totaled $3,473,749.  Transactions in capital stock were as follows:

	Year Ended March 31, 2007	Year Ended March 31, 2006
Shares sold	213,003	316,717
Shares issued in reinvestment of distributions	2,028	1,146
Shares redeemed	(168,337)	(83,801)
Net increase in shares	46,694	234,062

	Year Ended March 31, 2007	Year Ended March 31, 2006
Proceeds from sales of shares	$2,429,207	$3,482,637
Shares issued in reinvestment of distributions	23,438	12,892
Cost of shares redeemed	(1,921,168)	(930,460)
Net increase in capital share transactions	$ 531,477	$ 2,565,069

7.) DISTRIBUTIONS TO SHAREHOLDERS

On December 15, 2006, a distribution of $.07 per share aggregating $23,269 was paid to shareholders of record on this same date from net investment income.

8.) NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits have a more than fifty percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”.  The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements.  The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Fund’s financial statements has not yet been determined.

9.) CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2007, the Forester family, in aggregate, owned over 29% of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors

The Forester Funds, Inc.

We have audited the accompanying statement of assets and liabilities of The Forester Value   Fund, (the "Fund"), a series of The Forester Funds, Inc., including the schedule of investments, as of March 31, 2007 and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.  The financial highlights for each of the two years in the period ended March 31, 2004 were audited by other auditors whose reports expressed unqualified opinions on this information.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of March 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Forester Value Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
May 18, 2007

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION

MARCH 31, 2007 (UNAUDITED)

Expense Example

As a shareholder of the Forester Value Fund (the "Fund"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2006 through March 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the 1.00% redemption fee imposed on any redemptions of shares within 30 days of their purchase.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included where applicable, your costs may have been higher.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Forester Value Fund

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	October 1, 2006
	October 1, 2006	March 31, 2007	to March 31, 2007

Actual	$1,000.00	$1,021.06	$6.80
Hypothetical
(5% Annual Return	$1,000.00	$1,018.20	$6.79
before expenses)
* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

THE FORESTER VALUE FUND

DIRECTORS AND OFFICERS (UNAUDITED)

MARCH 31, 2007

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Michael B. Kelley 612 Paddock Lane Libertyville, IL 60048 Age: 45	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for American Hotel Supply since January, 2004 Before, he was a Sales Executive at WW Grainger for more than 5 years
Stanley Simpson 612 Paddock Lane Libertyville, IL 60048 Age: 49	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 612 Paddock Lane Libertyville, IL 60048 Age: 48	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the

Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Thomas H. Forester[1] 612 Paddock Lane Libertyville, IL 60048 Age: 46	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2007 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, 2006, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Renewal of Management Agreement - On March 15, 2007, the Board of Directors of The Forester Funds, Inc. approved the continuation of each Fund's investment advisory agreement with Forester Capital Management, Ltd. (the "Adviser").  Prior to approving the continuation of the agreements, the Board considered:

   o the nature, extent and quality of the services provided by the Adviser

   o the investment performance of the Funds

o the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

o the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

   o the expense ratios of the Funds

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed a report of the costs of services provided by, and the profits realized by the Adviser, from its relationship with the Funds and concluded that such profits were reasonable and not excessive. The Directors reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were in the range of comparable mutual funds.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Thomas Forester is an audit committee financial expert.  Thomas Forester is not independent for purposes of this Item 3.  Mr. Forester is considered an expert due to education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2007

$  10,000

FY 2006

$  9,311

(b)

Audit-Related Fees

Registrant

FY 2007

$ 0

FY 2006

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2007

$ 1,000

FY 2006

$ 1,000

Nature of the fees:

Tax filing and preparation.

(d)

All Other Fees

Registrant

FY 2006

$ 0

FY 2005

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(2) During 2006, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f)

None.

(g)

None.

(h)

Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of March 31, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date June 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date June 9, 2007